                            Schedule 14A Information
                                 (Rule 14A-101)

                     Information Required in Proxy Statement
                            Schedule 14A Information

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

[X]  Filed by the Registrant
[_]  Filed by a Party other than the Registrant
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                   Salomon Brothers Variable Series Funds Inc



                (Name of Registrant as Specified In Its Charter)

Payment  of Filing Fee (check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ___________________________________________________________________


     (2)  Aggregate number of securities to which transaction applies:

          ___________________________________________________________________


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

          ___________________________________________________________________


     (4)  Proposed maximum aggregate value of transaction:

          ___________________________________________________________________


     (5) Total fee paid:

          ___________________________________________________________________


[_]      Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:

              _______________________________________________________________


         (2)  Form, Schedule or Registration Statement No.:

              _______________________________________________________________


         (3)  Filing Party:

              _______________________________________________________________


         (4)  Date Filed:

              _______________________________________________________________

                  SALOMON BROTHERS VARIABLE SERIES FUNDS INC:
                    Salomon Brothers Variable Capital Fund
                Salomon Brothers Variable High Yield Bond Fund
                   Salomon Brothers Variable Investors Fund
                Salomon Brothers Variable Large Cap Growth Fund
                Salomon Brothers Variable Small Cap Growth Fund
                 Salomon Brothers Variable Strategic Bond Fund
                  Salomon Brothers Variable Total Return Fund

                               125 Broad Street
                           New York, New York 10004

                                                                   July 8, 2002

Dear Valued Contract Owner/Participant:

   An Annual Meeting of Stockholders of Salomon Brothers Variable Series Funds Inc will be held at the offices of Salomon Brothers Asset Management Inc, 388 Greenwich Street, New York, New York, 26th Floor, Conference Room I, on Monday, August 19, 2002, at 3:30 p.m.

   At the Meeting, you will be asked to elect Directors. You also will be asked to vote on amending the charter of the Company.

   If you cannot attend the Meeting, you may participate by proxy. After you have reviewed the enclosed materials, please cast your vote on the enclosed proxy card or vote by telephone, facsimile or over the Internet. Instructions for telephone, facsimile and Internet voting are enclosed.

   Your vote on these matters is important. Please vote promptly by completing and signing the proxy card and returning it in the envelope provided OR by following the enclosed instructions to vote by telephone, facsimile or over the Internet.

   If you have any questions about the proposals to be voted on, or need help completing the proxy card or otherwise voting, please call us at 1-800-SALOMON or your Insurance Company.

   Thank you for your participation in the Meeting.

                         Sincerely,

                           /s/ Heath B. McLendon
                         Heath B. McLendon
                         Chairman

                  SALOMON BROTHERS VARIABLE SERIES FUNDS INC:
                    Salomon Brothers Variable Capital Fund
                Salomon Brothers Variable High Yield Bond Fund
                   Salomon Brothers Variable Investors Fund
                Salomon Brothers Variable Large Cap Growth Fund
                Salomon Brothers Variable Small Cap Growth Fund
                 Salomon Brothers Variable Strategic Bond Fund
                  Salomon Brothers Variable Total Return Fund

                               125 Broad Street
                           New York, New York 10004

                         Question & Answer Supplement

   This Question & Answer Supplement is intended to briefly summarize for you the information contained in the attached Proxy Statement. For more detailed information about the items to be voted on and instructions on how you can vote, please refer to the Proxy Statement and accompanying materials. No matter how many shares you own, your timely vote is very important! Please vote today by completing and mailing the enclosed proxy card or by voting via telephone, facsimile or the Internet! Thank you in advance for your vote.

When and where is the Meeting?

   An Annual Meeting of Stockholders will be held at the offices of Salomon Brothers Asset Management Inc, 388 Greenwich Street, New York, New York, 26th Floor, Conference Room I, on Monday, August 19, 2002, at 3:30 p.m.

Do I have to attend the Meeting in order to vote?

   No. You do not have to attend the Meeting in order to cast your vote. You may vote by completing and mailing the proxy card that accompanies these proxy materials, by telephone, by facsimile, or over the Internet. Please see the instructions included in the proxy mailing for details on how to vote. Your timely vote is important!!

Has the Board of Directors of the Company considered the matters to be voted upon?

   The Board of Directors has considered each matter and has unanimously recommended that you approve each nominee for Director and vote in favor of each other proposal to be voted on at the Meeting.

What proposals am I being asked to vote on?

PROPOSAL 1.  The election of Directors.

   You are being asked to elect Directors. If elected, the new Board of Directors will combine the Company's current Directors with directors supervising funds in the Salomon Brothers fund complex. The current Directors believe that the Company and its stockholders will benefit from the expertise brought by these nominees and the larger combined Board.

PROPOSAL 2.  The approval of amendments to the Charter.

   Each of the Funds currently operates under a document called a charter. Stockholders are being asked to approve certain amendments to the charter. Management expects that the Revised Charter will give the Directors more flexibility and broader authority to act than the Current Charter. This increased flexibility may allow the Directors to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Funds to operate in a more efficient and economical manner.

PROPOSAL 3.  Any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

   At this time, there is no other business.

   This Question & Answer Supplement is intended to provide only a brief summary of the matters to be voted on at the Annual Meeting of Stockholders. Please refer to the attached Proxy Statement, which contains more detailed information to help you reach an informed decision on how to vote. We urge you to vote promptly in order to avoid the Company having to incur the additional costs associated with a second proxy solicitation.

                  SALOMON BROTHERS VARIABLE SERIES FUNDS INC:
                    Salomon Brothers Variable Capital Fund
                Salomon Brothers Variable High Yield Bond Fund
                   Salomon Brothers Variable Investors Fund
                Salomon Brothers Variable Large Cap Growth Fund
                Salomon Brothers Variable Small Cap Growth Fund
                 Salomon Brothers Variable Strategic Bond Fund
                  Salomon Brothers Variable Total Return Fund

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                                   July 8, 2002

   Please take notice that an Annual Meeting of Stockholders of Salomon Brothers Variable Series Funds Inc (the "Company") will be held at the offices of Salomon Brothers Asset Management Inc, 388 Greenwich Street, New York, New York, 26th Floor, Conference Room I, on Monday, August 19, 2002, at 3:30 p.m., for the purpose of considering and voting upon:

    1. The election of Directors (Proposal 1);

    2. The approval of amendments to the Charter (Proposal 2); and

    3. Any other business that may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

   Shares of the Company have been purchased at your direction by your insurance company (the "Insurance Company") through one or more of its separate accounts to fund benefits payable under your variable annuity contract or variable life insurance policy (each, a "Variable Contract"). Your Insurance Company, as the legal owner of those separate accounts, has been asked to approve the Proposals. You, as an owner of a Variable Contract that has an interest in one or more of those separate accounts ("Contract Owner"), are being asked by your Insurance Company for instructions as to how to vote the shares of the Company that are attributable to your Variable Contract. The separate accounts will vote all their shares in the same proportion as the voting instructions actually received from Contract Owners. The enclosed proxy card will serve as the voting instruction form by which the Contract Owner instructs the voting of the Company shares attributable to his or her Variable Contract.

   The close of business on June 24, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting of Stockholders or any adjournment(s) or postponement(s) thereof. Contract Owners of record on June 24, 2002 have the right to instruct their Insurance Company how to vote the shares that are attributable to their Variable Contracts.

   If you have any questions about the proposals to be voted on, or need help completing the proxy card or otherwise voting, please call your Insurance Company or 1-800-SALOMON.

                            By Order of the Board of Directors,

                            Christina T. Sydor
                            Secretary


 TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU to indicate voting instructions on the enclosed proxy card, date and sign it and return it promptly in the envelope provided, or vote by telephone, facsimile or over the Internet, no matter how large or small your holdings may be.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Company involved in validating your vote if you fail to sign your proxy card properly.

    1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

    2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration on the proxy card.

    3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                             Valid Signature
------------                                       ----------------------------
Corporate Accounts
 (1) ABC Corp..................................... ABC Corp. (by John Doe,
                                                   Treasurer)
 (2) ABC Corp..................................... John Doe, Treasurer
 (3) ABC Corp. c/o John Doe, Treasurer............ John Doe
 (4) ABC Corp. Profit Sharing Plan................ John Doe, Trustee

Trust Accounts
 (1) ABC Trust.................................... Jane B. Doe, Trustee
 (2) Jane B. Doe, Trustee u/t/d 12/28/78.......... Jane B. Doe

Custodial or Estate Accounts
 (1) John B. Smith, Cust. f/b/o John B. Smith, Jr.
    UGMA.......................................... John B. Smith
 (2) John B. Smith................................ John B. Smith, Jr., Executor

 Your vote is important. PLEASE TAKE A MOMENT TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. For more information, please call your Insurance Company or 1-800-SALOMON. If you prefer, you can vote by telephone, by facsimile or over the Internet by using the information located on your proxy card. The Company may also solicit proxies from stockholders by letter and/or telephone. Voting by telephone, by facsimile or over the Internet will reduce the time and costs associated with the proxy solicitation. When the Company records proxies by telephone or over the Internet, it will use procedures designed to (i) authenticate stockholders' identities, (ii) allow stockholders to authorize the voting of their shares in accordance with their instructions, and (iii) confirm that their instructions have been properly recorded.

                  SALOMON BROTHERS VARIABLE SERIES FUNDS INC:
                    Salomon Brothers Variable Capital Fund
                Salomon Brothers Variable High Yield Bond Fund
                   Salomon Brothers Variable Investors Fund
                Salomon Brothers Variable Large Cap Growth Fund
                Salomon Brothers Variable Small Cap Growth Fund
                 Salomon Brothers Variable Strategic Bond Fund
                  Salomon Brothers Variable Total Return Fund

                         ----------------------------

                                PROXY STATEMENT

                         ----------------------------

   This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Salomon Brothers Variable Series Funds Inc (the "Company") for use at an annual meeting of stockholders of the Company and any adjournment(s) or postponement(s) thereof (the "Meeting"). The Meeting will be held at the offices of Salomon Brothers Asset Management Inc, 388 Greenwich Street, New York, New York, 26th Floor, Conference Room I, on Monday, August 19, 2002, at 3:30 p.m. for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

   Shares of the Company have been purchased at your direction by your insurance company (the "Insurance Company") through one or more of its separate accounts to fund benefits payable under your variable annuity contract or variable life insurance policy (each, a "Variable Contract"). Your Insurance Company, as the legal owner of those separate accounts, has been asked to approve each of the proposals set forth below (each, a "Proposal" and collectively, the "Proposals"). You, as an owner of a Variable Contract that has an interest in one or more of those separate accounts ("Contract Owner"), are being asked by your Insurance Company for instructions as to how to vote the shares of the Company that are attributable to your Variable Contract.

   This proxy statement, the Notice of Annual Meeting of Stockholders and the accompanying proxy card (also serving as the voting instruction form) are being mailed to Contract Owners as of the close of business on June 24, 2002 (the "Record Date"). The Contract Owners shall instruct the Insurance Companies how to vote the shares held by the separate accounts in which the Contract Owners have an interest. The Insurance Companies then will vote all of the Company's shares in accordance with instructions received from the Contract Owners. The Insurance Companies intend to vote all shares for which no timely instructions are received in proportion to the instructions that are received from the other Contract Owners. Proxy cards that are properly executed and returned but that have no voting designation will be voted "FOR" each of the Proposals. Only Company stockholders as of the Record Date will be entitled to notice of and to vote at the Meeting. Each full share (a "Share") of common stock of each series of the

Company listed above (each, a "Fund" and collectively, the "Funds") is entitled to one vote and any fractional Share is entitled to a fractional vote, with no Shares having cumulative voting rights. Exhibit A sets forth the number of Shares of each Fund issued and outstanding as of the Record Date. The number of full and fractional votes for which a Contract Owner is entitled to provide voting instructions is set forth on the enclosed proxy card(s).

   A quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding Shares of the Company entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the Proposals are not received, the persons named as proxies may propose one or more adjournments or postponements of the Meeting to a date not more than 120 days after the Record Date to permit further solicitation of proxies. Any such adjournment or postponement will require the affirmative vote of a majority of those Shares present at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal at their discretion. A stockholder vote may be taken on one or more of the Proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

   Contract Owners may vote (1) by mail: simply enclose the executed proxy card in the postage-paid envelope found within the proxy package; (2) by telephone: dial the toll-free number listed on the proxy card. You will need the control number located on the proxy card; (3) by Internet: access the website listed on the proxy card. You will need the control number located on the proxy card; and
(4) by facsimile: dial the toll-free number listed on the proxy card. You will need the control number located on the proxy card. If the Company records votes by telephone, facsimile or over the Internet, it will use procedures designed to authenticate stockholders' identities, to allow stockholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone, facsimile or over the Internet may be revoked at any time, before they are voted as described below.

   Any stockholder of the Company giving a proxy has the power to revoke it by submitting a written notice of revocation to the Company or by attending the Meeting and voting in person. Contract Owners may revoke previously submitted voting instructions given to an Insurance Company at any time prior to the Meeting by submitting to the Insurance Company a written notice of revocation. All properly executed proxies and voting instruction forms received in time for the Meeting will be voted as specified on the proxy or voting instruction form or, if no specification is made, in favor of the Proposals referred to in this proxy statement.

   Each Contract Owner has the right to direct the votes of that number of Shares determined by multiplying the total number of Shares outstanding on the Record Date by a fraction, the numerator of which is the number of units held for such Contract Owner in the Company and the denominator of which is the total number of units of the Company outstanding on the Record Date. Units reflect the Contract Owner's participation in the Variable Contracts, while Shares reflect an Insurance Company's ownership interest in the Company. The value of units is based on the net asset value of each of the underlying Funds adjusted for separate account fees. If proper instructions are not received timely by 3:00 p.m. on August 16, 2002 from a Contract Owner, the Shares with respect to which the Contract Owner has the right to direct votes will be voted by their Insurance Company in the same proportion as those Shares for which proper instructions were received from other Contract Owners. In addition, an Insurance Company will vote the Shares for which they have voting rights in the same proportion as those Shares for which they have received proper instructions. Holders of record of the Shares of the Company at the close of business on the Record Date, as to any matter on which they are entitled to vote, will be entitled to one vote per Share on all business of the Meeting.

   The principal executive office of the Company is located at 125 Broad Street, New York, New York 10004.

   Salomon Brothers Asset Management Inc ("SBAM"), whose principal business address is 388 Greenwich Street, New York, New York 10013, serves as investment manager to each of the Funds. SBAM is a wholly-owned subsidiary of Citigroup Inc.

                                  PROPOSAL 1:

                           THE ELECTION OF DIRECTORS

   At the Meeting, stockholders will be asked to consider the election of seven Directors, which constitutes the entire Board of Directors of the Company. Each elected Director will hold office for an indefinite term until the earlier of
(1) the next meeting of stockholders at which Directors are elected and until his or her successor is elected and has qualified, or (2) until the death, resignation or removal of the Director. Normally, there will be no meetings of stockholders for the purpose of electing Directors except as required by the Investment Company Act of 1940, as amended (the "1940 Act"). See "Additional Information--Stockholder Proposals" below. The Directors may, as permitted under Maryland law and the 1940 Act, appoint additional Directors without stockholder approval.

   All Shares represented by valid proxies will be voted in the election of Directors FOR each nominee named below, unless authority to vote for a particular nominee is withheld. Each nominee has consented to being named in this proxy statement and to serve if elected. If a nominee withdraws from the election or is otherwise unable to serve, the named proxies will vote for the election of such substitute nominee as the Board may recommend, unless the Board decides to reduce the number of Directors serving on the Board.

   Carol L. Colman, Daniel P. Cronin and Heath B. McLendon are incumbent Directors of the Company. The Nominating Committee of the Board, the principal function of which is to select and nominate candidates for election as Directors who are not "interested persons" of the Company, SBAM or its affiliates within the meaning of the 1940 Act ("Non-Interested Directors"), convened on May 14, 2002 and nominated, and the Board recommends, Leslie H. Gelb, Riordan Roett and Jeswald W. Salacuse for election as Non-Interested Directors. The Board also considered and nominated R. Jay Gerken for election as Director; Mr. Gerken is an "interested person" of the Company because he is a director and/or officer of affiliates of SBAM, the investment manager to each of the Funds. Charles F. Barber became a director emeritus/1/ of the Company as of December 31, 2001 and is therefore not standing for reelection as a Director.

   If elected, the new Board of the Company will combine the incumbent Directors with directors supervising other funds in the Salomon Brothers funds complex. The Board believes that the Company and its stockholders will benefit from the expertise brought by the nominees for election as Director and the new larger combined Board of the Company.

--------
1 Upon attainment of age 80, Directors are required to change to emeritus status. Directors emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Directors, together with reasonable out-of-pocket expenses for each meeting attended.

   The following tables provide certain information concerning each nominee for election as Director:

                                                                          Number of
                                                                        Portfolios in
                           Position(s)                                      Fund
                            Held with  Length of                          Complex*
                               the       Term    Principal Occupations   Overseen by  Other Directorships
Name, Address and Age        Company    Served    during Past 5 Years      Nominee      Held by Nominee
---------------------      ----------- --------- ---------------------- ------------- -------------------
NON-INTERESTED DIRECTOR NOMINEES
Carol L. Colman             Director     Since   President, Colman           30        None
Colman Consulting                        1998    Consulting.
278 Hawley Road
North Salem, NY 10560
Age: 56

Daniel P. Cronin            Director     Since   Associate General           26        None
Pfizer, Inc.                             1998    Counsel, Pfizer, Inc.
235 East 42nd Street
New York, NY 10017
Age: 56

Leslie H. Gelb              None         N/A     President, The              32        Britannica.com;
The Council on Foreign                           Council on Foreign                    Director of two
 Relations                                       Relations; formerly,                  registered
58 East 68th Street                              Columnist, Deputy                     investment
New York, NY 10021                               Editorial Page Editor                 companies
Age: 64                                          and Editor, Op-Ed                     advised by
                                                 Page, The New York                    Advantage
                                                 Times.                                Advisers, Inc.
                                                                                       ("Advantage").

Dr. Riordan Roett           None         N/A     Professor and               32        Director, The
The Johns Hopkins                                Director, Latin                       Latin America
 University                                      American Studies                      Equity Fund, Inc.
1710 Massachusetts Ave NW                        Program, Paul H.
Washington, D.C. 20036                           Nitze School of
Age: 63                                          Advanced
                                                 International Studies,
                                                 The Johns Hopkins
                                                 University.

Jeswald W. Salacuse         None         N/A     Henry J. Braker             32        Director,
Tufts University                                 Professor of                          Municipal
The Fletcher School of Law                       Commercial Law and                    Advantage
 & Diplomacy                                     formerly Dean, The                    Fund Inc.;
Packard Avenue                                   Fletcher School of                    Director of two
Medford, MA 02155                                Law & Diplomacy,                      registered
Age: 64                                          Tufts University.                     investment
                                                                                       companies
                                                                                       advised by
                                                                                       Advantage.

--------
* A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The number includes portfolios in the Fund Complex for which the nominee currently standing for election as Director would oversee if elected.

                                                                      Number of
                                                                    Portfolios in
                      Position(s)                                       Fund
                       Held with  Length of                           Complex*
                          the       Term     Principal Occupations   Overseen by  Other Directorships
Name, Address and Age   Company    Served     during Past 5 Years      Nominee      Held by Nominee
--------------------- ----------- --------- ----------------------- ------------- -------------------
INTERESTED DIRECTOR NOMINEES
R. Jay Gerken**        President    Since   Managing Director,           152             None
Salomon Smith                       2002    Salomon Smith Barney
 Barney Inc.                                Inc. ("SSB") and
125 Broad Street                            Citigroup Asset
New York, NY 10004                          Management; formerly,
Age: 50                                     portfolio manager,
                                            Smith Barney Growth
                                            and Income Fund
                                            (1994-2000).

Heath B. McLendon**    Director     Since   Managing Director,           191             None
Salomon Smith          and          1998    SBAM and SSB;
 Barney Inc.           Chairman             Chairman, President,
125 Broad Street                            Chief Executive Officer
New York, NY 10004                          and Director, Smith
Age: 68                                     Barney Fund
                                            Management LLC
                                            ("SBFM") and
                                            Travelers Investment
                                            Adviser, Inc. ("TIA");
                                            Director, Travelers
                                            Investment
                                            Management Company
                                            and Citi Fund
                                            Management Inc.

--------
* A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The number includes portfolios in the Fund Complex for which the nominee currently standing for election as Director would oversee if elected.
** Messrs. Gerken and McLendon are "interested persons" as defined in the 1940
   Act because each is a director and/or officer of SBAM or affiliates of SBAM, the investment manager to each of the Funds.

Responsibilities of the Board of Directors

   The business and affairs of each Fund are managed under the direction of the Company's Board of Directors. The Board of Directors is responsible for ensuring that each Fund is managed in the best interests of its stockholders. The Directors oversee each Fund's business by, among other things, meeting with the Fund's management and evaluating the performance of the Fund's service providers, including SBAM. As part of this process, the Non-Interested Directors consult with each Fund's independent accountants and with their own separate independent counsel.

   The Board of Directors of the Company holds four regularly scheduled meetings each year and additional meetings are scheduled as needed. During the Funds' last fiscal year, the Board of Directors met four times. In addition, the Board has an Audit Committee and Nominating Committee, which meet periodically during the year and whose responsibilities are described below.

   The Directors regularly review each Fund's performance and the quality of the services being provided to the Funds. As part of this process, the Directors review each Fund's fees and expenses to determine if they are reasonable and competitive in light of the services being received, while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the Directors periodically make suggestions to the Fund's management and monitor to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Funds, SBAM and its affiliates, and other funds and clients managed by SBAM to ensure that each Fund is managed in a manner which is in the best interests of that Fund's stockholders.

   The Audit Committee is composed entirely of Directors who are not "interested persons" of the Company, SBAM or its affiliates within the meaning of the 1940 Act. Currently, Ms. Colman and Mr. Cronin are members of the Audit Committee. The Audit Committee convened once during the Funds' last fiscal year. The principal functions of the Audit Committee are: (i) to recommend to the Board the appointment of each Fund's independent accountants; (ii) to review with the independent accountants the scope and anticipated cost of their audit; and (iii) to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection.

   The Nominating Committee, the principal function of which is to select and nominate candidates for election as Directors who are not "interested persons" of the Company, SBAM or its affiliates within the meaning of the 1940 Act, is currently composed of Ms. Colman and Mr. Cronin. Only Non-Interested Directors of the Company are members of the Nominating Committee. The Nominating Committee will consider nominees recommended by a stockholder when a vacancy becomes available. Stockholders who wish to recommend a nominee should send nominations to the Company's Secretary. The Nominating Committee was established and held its first meeting on May 14, 2002 and therefore held no meetings during the Funds' last fiscal year.

   The table in Exhibit B provides information concerning the dollar range of equity securities owned beneficially by each nominee for election as Director.

   None of the nominees for Director who are not "interested persons" of the Company as defined in the 1940 Act nor their immediate family members had any interest in SBAM, the Funds' investment manager, or the Insurance Companies, or any person or entity, directly or indirectly, controlling, controlled by, or under common control with SBAM or the Insurance Companies as of June 26, 2002.

   Under the federal securities laws, the Company is required to provide to stockholders in connection with the Meeting information regarding compensation paid to Directors by the Company as well as by the various other U.S. registered investment companies advised by SBAM or an affiliate of SBAM during the

Funds' prior fiscal year. The following table provides information concerning the compensation paid during the last fiscal year of the Funds to each incumbent Director standing for reelection. Mr. McLendon is not compensated for his service as a Director because of his affiliation with SBAM. No pension or retirement benefits are paid to the Directors.

                                                                              Total
                                                                            Number of
                                                                            Investment
                                                                             Company
                                                                Total         Boards
                                                             Compensation    Director
                                               Aggregate       from the     served on
                                              Compensation   Company and      within
                                                from the     Fund Complex      Fund
Name of Director                                Company    Paid to Director  Complex
----------------                              ------------ ---------------- ----------
Carol L. Colman..............................    $2,804        $46,625          7
Daniel P. Cronin.............................    $2,804        $53,200          7

   The executive officers of the Company are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. In addition to Messrs. Gerken and McLendon, the current executive officers of the Company are listed in Exhibit C.

Required Vote

   Directors are elected by a plurality of the votes cast by the holders of Shares of the Company, present in person or represented by proxy at a meeting with a quorum present. For purposes of the election of Directors, abstentions will not be considered votes cast and do not affect the plurality vote required for Directors. However, abstentions will be recorded as present at the Meeting for the determination of quorum.

   THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" AS DEFINED IN THE 1940 ACT, UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR.

                                  PROPOSAL 2:

                     APPROVAL OF AMENDMENTS TO THE CHARTER

   The Board of Directors has approved, and recommends that stockholders of the Company approve, the amendments to the Company's Charter as indicated in Exhibit D (the "Revised Charter"). The Revised Charter has been marked to show changes from the Company's existing Charter (the "Current Charter").

   Unlike the Current Charter, the Revised Charter generally permits the Company, if authorized by the Directors and subject to applicable federal and state law, to redeem shares of any series from a stockholder. The effect of this provision is to permit the Directors to liquidate and terminate all or a portion of the Company or any of its series (i.e., the Funds) without a stockholder vote. The Current Charter requires stockholder approval in order to liquidate and terminate the Company or any of its series.

   Under certain circumstances, it may not be in the stockholders' interest to require a stockholder meeting to permit the Directors to liquidate and terminate a series. For example, a Fund may have insufficient assets to invest effectively or excessively high expense levels due to operational needs. Under such circumstances, absent viable alternatives, the Directors may determine that liquidating and terminating the Fund is in the stockholders' interest and the only appropriate course of action. The process of obtaining stockholder approval of the Fund's termination may, however, make it more difficult to complete the Fund's liquidation and termination, and in general, will increase the costs associated with the termination. In such a case, it may be in the stockholders' interest to permit the Fund liquidation and termination without incurring the costs and delays of a stockholder meeting.

   Before allowing the liquidation and termination of the Company, a Fund or other series to proceed without stockholder approval, the Directors have a fiduciary responsibility to determine first that the proposed transaction is in the stockholders' best interest. Any exercise of the Directors' increased authority under the Revised Charter is also subject to any applicable requirements of the 1940 Act and Maryland law. Of course, in all cases, the Revised Charter would require that stockholders receive written notification of any proposed transaction.

   In addition, as permitted under Maryland law, the Revised Charter reduces the quorum requirement for stockholders from a majority to one-third of the capital stock outstanding and entitled to vote, or of the class or series entitled to vote on the matter as a separate class. Reducing the quorum requirement will make it easier and more economical for the Company to obtain a quorum at a stockholder meeting for routine matters that require a majority of quorum vote or a plurality vote. The reduction in quorum will not affect Maryland law or 1940 Act voting requirements that require a higher percentage of stockholders to vote on non-routine matters, such as an amendment to the Company's Charter, approval of an investment advisory agreement or the change of a fundamental investment restriction. The Revised Charter also permits the adjournment of stockholder meetings without taking a majority vote.

Recommendation of Directors

   The Board of Directors has concluded that the proposed adoption of the Revised Charter is in the best interests of the Company's stockholders. Accordingly, the Directors unanimously recommend that stockholders vote FOR the adoption of the Revised Charter in the form included at Exhibit D. If the Proposal is not approved, the Current Charter will remain unchanged and in effect. If approved by stockholders, the Revised Charter will be implemented as soon as practicable.

Required Vote

   The approval of the Revised Charter requires the affirmative vote of a majority of the outstanding Shares of the Company entitled to be cast at the Meeting. For this purpose, abstentions will be counted as Shares present at the Meeting for quorum purposes, but not voting, and thus will have the same effect as votes cast against the Proposal.

THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" AS DEFINED IN THE 1940 ACT, UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" PROPOSAL 2.

                            ADDITIONAL INFORMATION

Other Information relating to the Company

   Salomon Brothers Asset Management Limited ("SBAM Limited"), an affiliate of SBAM, provides subadvisory services to SBAM in connection with Salomon Brothers Variable Strategic Bond Fund's transactions in currencies and non-dollar denominated debt securities. SBAM Limited's principal address is Victoria Plaza, 111 Buckingham Palace Row, London SW1W 0SB England. SBAM also serves as administrator to the Funds. Salomon Smith Barney Inc. serves as the distributor of each of the Funds. Its principal address is 388 Greenwich Street, New York, New York 10013.

Beneficial Ownership

   Exhibit E contains information about the beneficial ownership by stockholders of 5% or more of each Fund's outstanding Shares, as of June 24, 2002. Because all

Shares of the Company are owned of record by Variable Contracts as of the Record Date, the Directors and officers of the Company, individually and as a group, owned none of the Company's outstanding Shares.

Stockholder Proposals

   The Company is not required, and does not intend, to hold regularly scheduled annual meetings of stockholders. Stockholders and Contract Owners wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent stockholder meeting should send their written proposal to the Secretary of the Company at 300 First Stamford Place, Fourth Floor, Stamford, CT 06902, in order that they are received within a reasonable time before any such meeting.

Independent Public Accountants

   PricewaterhouseCoopers LLP ("PwC") serves as the independent public accountant for each of the Funds for their current and most recently completed fiscal years. A representative of PwC will be available by telephone at the Meeting to answer appropriate questions and will have an opportunity to make a statement if he or she chooses to do so.

   Audit Fees. The aggregate fees billed by PwC to the Company in connection with PwC's annual audit and review of the Funds' financial statements for the Funds' most recently completed fiscal year were $40,000.

   Financial Information Systems Design and Implementation Fees. There were no fees billed for information technology services rendered by PwC to the Funds, SBAM and entities controlled by, or affiliated with, SBAM that provide services to the Funds for their most recently completed fiscal year.

   All Other Fees. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PwC to the Funds, SBAM and entities controlled by, or affiliated with, SBAM that provide services to the Funds for their most recently completed fiscal year were $72,950. The Audit Committee has determined that the provision of non-audit services is compatible with maintaining the independence of PwC.

Annual and Semi-Annual Reports to Stockholders

   The Company will furnish, without charge, a copy of the Funds' most recent annual report to a stockholder or Contract Owner of a Fund upon request. Any such request should be directed to SBAM at 1-800-SALOMON.

Other Business

   The Board of Directors does not know of any other matter which may come before the Meeting. If, however, any other matters properly come before the

Meeting, it is the intention of the persons named in the accompanying proxy card to vote thereon in accordance with their judgment.

Expenses of Proxy Solicitation

   The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Company. Proxies may also be solicited personally by officers of the Company and by regular employees of SBAM or their respective affiliates, or other representatives or agents of the Company or by telephone, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Company for out-of-pocket expenses incurred in this connection.

   The costs of the proxy solicitation to be borne by each of the Funds are estimated to be: $48,000 for Salomon Brothers Variable Capital Fund; $4,000 for Salomon Brothers Variable High Yield Bond Fund; $50,000 for Salomon Brothers Variable Investors Fund; $3,000 for Salomon Brothers Variable Large Cap Growth Fund; $5,000 for Salomon Brothers Variable Small Cap Growth Fund; $15,000 for Salomon Brothers Variable Strategic Bond Fund; and $15,000 for Salomon Brothers Variable Total Return Fund.

July 8, 2002

                                   EXHIBIT A

 NUMBER OF SHARES OF EACH FUND OUTSTANDING AS OF THE CLOSE OF BUSINESS ON JUNE
                                   24, 2002

                                                           Number of Shares
     Fund                                                    Outstanding
     ----                                                  ----------------
     (i)   Salomon Brothers Variable Capital Fund.........  15,477,161.058
     (ii)  Salomon Brothers Variable High Yield Bond Fund.   2,052,971.834
     (iii) Salomon Brothers Variable Investors Fund.......  23,325,747.143
     (iv)  Salomon Brothers Variable Large Cap Growth Fund     100,925.630
     (v)   Salomon Brothers Variable Small Cap Growth Fund   1,812,754.178
     (vi)  Salomon Brothers Variable Strategic Bond Fund..   6,061,859.994
     (vii) Salomon Brothers Variable Total Return Fund....   8,544,049.247

                                   EXHIBIT B

   The following table shows the dollar range/(1)/ of equity securities of each Fund owned by the nominees for Director of the Company and of the other investment companies to be overseen by the nominees for Director if elected within the same family of investment companies as of December 31, 2001.

                                                       Aggregate Dollar Range/(1)/ of Equity
                                                          Securities of All Registered
                                  Dollar Range/(1)/ of    Investment Companies Overseen
                                  Equity Securities of       by Nominee in Family of
Name of Nominee                    each of the Funds        Investment Companies/(2)/
---------------                   -------------------- -----------------------------------
Non-Interested Director Nominees:
Carol L. Colman..................          A                            E
Daniel P. Cronin.................          A                            C
Leslie H. Gelb...................          A                            B
Dr. Riordan Roett................          A                            A
Jeswald W. Salacuse..............          A                            C

Interested Director Nominees:
R. Jay Gerken....................          A                            E
Heath B. McLendon................          A                            E

--------
(1) The dollar ranges are as follows: "A" = None; "B" = $1-$10,000; "C" = $10,001-$50,000; "D" = $50,001-$100,000; "E" = over $100,000.
(2) A Family of Investment Companies means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, and share the same investment adviser.

                                   EXHIBIT C

                              EXECUTIVE OFFICERS

   The address of each executive officer, unless otherwise indicated, is 388 Greenwich Street, New York, NY 10013. In addition to Messrs. Gerken and McLendon, the current executive officers of the Company are:

                                                      Length             Business
                            Position(s) held with     of Time        Experience During
Name, Address and Age            the Company          Served          Past Five Years
---------------------       ---------------------     -------        -----------------

Alan Blake               Vice President               Since   Managing Director, SSB
Age: 51                                                2002

John B. Cunningham       Executive Vice President     Since   Managing Director, SBAM
Age: 37                                                1998

Lewis E. Daidone         Senior Vice President and    Since   Managing Director, SSB; Chief
125 Broad Street         Chief Administrative Officer  1998   Administrative Officer, Smith
New York, NY 10004                                            Barney Mutual Funds; Director
Age: 44                                                       and Senior Vice President,
                                                              SBFM and TIA

Irving David             Treasurer                    Since   Director, SSB
125 Broad Street                                       2002
New York, NY 10004
Age: 41

Frances Guggino          Controller                   Since   Vice President, Citigroup Asset
125 Broad Street                                       2002   Management
New York, NY 10004
Age: 44

Roger Lavan              Executive Vice President     Since   Managing Director, SBAM
Age: 38                                               1998//

Beth A. Semmel           Executive Vice President     Since   Managing Director, SBAM
Age: 41                                                1998

Christina T. Sydor       Secretary                    Since   Managing Director, SSB;
300 First Stamford Place                               1998   General Counsel and Secretary,
Stamford, CT 06902                                            SBFM and TIA
Age: 51

Peter J. Wilby           Executive Vice President     Since   Managing Director, SBAM
Age: 43                                                1998

George J. Williamson     Executive Vice President     Since   Director, SBAM
Age: 68                                                1998

                                   EXHIBIT D

                           AMENDMENTS TO THE CHARTER

   The proposed amendments to the Charter will only affect Article THIRD
(a)(1), Articles SIXTH (c)(6) and (7), and Article EIGHTH (a)(4). The language to be added to the Current Charter is underlined, the language to be deleted is
                                      ----------
set forth in [brackets], and any language to be moved is not marked at all. The following are the proposed amendments to the Charter for the Company:

   ARTICLE THIRD (a)(1):

      The purposes for which the Corporation is formed and the business and objects to be carried on and promoted by it are:

      (1) To engage primarily in the business of investing, reinvesting, owning, holding or trading in securities, as defined in the Investment
   ---------------                         ------------------------------
   Company Act of 1940, as from time to time amended, and other property as an
   ---------------------------------------------------------------------
   investment company classified under the Investment Company Act of 1940 as an open-end, management company, and in connection therewith to hold part or
                               ---------------------------------------------
   all of its assets in cash.
   -------------------------

   ARTICLE SIXTH (c)(6) and (7):

      The following is a description of the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Capital Fund, Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable U.S. Government Income Fund, Salomon Brothers Variable Asia Growth Fund, Salomon Brothers Variable International Equity Fund,
                     ----------------------------------------------------
   Salomon Brothers Variable Large Cap Growth Fund and Salomon Brothers
   --------------------------------------------------------------------
   Variable Small Cap Growth Fund and any additional series of Common Stock of
   ------------------------------
   the Corporation (unless otherwise provided in the articles supplementary or other charter document classifying or reclassifying such series):

                                    . . . .

      (6) The shares of any class or series of Common Stock of the Corporation
          --------------------------------------------------------------------
   shall be subject to redemption as follows:
   ------------------------------------------

          (A) Each holder of shares of any class or series of Common Stock
          ---                --------------------------------
       shall have the right to require the Corporation, to the extent it has
                                                      ----------------------
       funds or other property legally available therefor and subject to such
       ----------------------------------------------------------------------
       reasonable conditions as the Board of Directors may determine, to redeem
       --------------------------------------------------------------
       all or any
       part of his shares of any class or series at a redemption price equal to the current net asset value per share of that class or series which is next computed after receipt of a tender of such shares for redemption, less such redemption fee or deferred sales charge, if any, as the Board of Directors may from time to time establish in accordance with the Investment Company Act of 1940 and the Rules of Fair Practice adopted by the National Association of Securities Dealers, Inc. Notwithstanding the foregoing, the Corporation may suspend the right of holders of shares of
                                                                      ---------
       any class or series of Common Stock to require the Corporation to redeem
           --------
       their shares, or postpone the date of payment or satisfaction upon such redemption for more than seven days after tender of such shares for redemption, during any period or at any time when and to the extent permitted under the Investment Company Act of 1940.

          (B) To the extent and in the manner permitted by the Investment
          --
       Company Act of 1940 and the Maryland General Corporation Law, and if
                                                                     ------
       authorized by the Board of Directors [may cause] in its sole discretion,
       -------------                                    -----------------------
       the Corporation [to] may redeem at any time and from time to time, in
                            ---        -------------------------------------
       whole or in part, at their current net asset value, [the] shares of any
       -----------------
       class or series of Common Stock [held in the account of] from any
       --------                                                 ----
       stockholder [having, because] upon notice of redemption[s or exchanges,
                                     -----------
       an aggregate net asset value which is less than the minimum initial investment in that series specified] to each holder whose shares are so
                                            ----------------------------------
       redeemed and upon such terms and conditions as the Board of Directors of
       ------------------------------------------------------------------------
       the Corporation shall deem advisable.
       -------------------------------------

      (7) All redemptions shall be at a redemption price equal to the current
          -------------------------------------------------------------------
   net asset value per share of shares that class or series to be redeemed as
   --------------------------------------------------------------------------
   determined by the Board of Directors from time to time in its sole
   ----------
   discretion accordance with the provisions of applicable law, less such
              -----------------------------------------------------------
   redemption fee or other charge, if any, as may be fixed by resolution of the
   ----------------------------------------------------------------------------
   Board of Directors. Payment of the redemption price shall be made by the
   -------------------
   Corporation only from the assets belonging to the class or series whose
                                                     --------
   shares are being redeemed. The redemption price shall be paid in cash; provided, however, that if the Board of Directors determines, which determination shall be conclusive, that conditions exist which make payment wholly in cash unwise or undesirable, the Corporation may, to the extent and in the manner permitted by law, make payment wholly or partly in securities or other assets, at the value of such securities or other assets used in such determination of current net asset value. Any certificates for shares
                                                  ---------------------------
   of capital stock of the Corporation to be redeemed or repurchased shall be
   --------------------------------------------------------------------------
   surrendered in proper form for transfer, together with any proof of the
   -----------------------------------------------------------------------
   authenticity of signatures required by the Board of Directors or transfer
   -------------------------------------------------------------------------
   agent of the Corporation.
   -------------------------

   ARTICLE EIGHTH (a)(4):

      The following provisions are hereby adopted for the purpose of defining, limiting and regulating the powers of the Corporation and of the directors and stockholders:

                                    . . . .

      (4) Notwithstanding any provision of law requiring the authorization of any action by a greater proportion than a majority of the total number of shares of capital stock or of any class or series of capital stock of the
                                                                      ------
   Corporation or of the total number of shares of any class or series of
   ----------------------------------------------------------------------
   capital stock of the Corporation entitled to vote as a separate class, such
   ---------------------------------------------------------------------
   action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of shares of capital stock or of such class or series [, as the case may be,] outstanding and entitled to vote thereon, or of the class or series entitled to vote thereon as a
                 -------------------------------------------------------
   separate class, as the case may be, except as otherwise provided in the
   -----------------------------------
   charter of the Corporation. At a meeting of stockholders the presence in
                               --------------------------------------------
   person or by proxy of stockholders entitled to cast one-third of all votes
   --------------------------------------------------------------------------
   entitled to be cast at the meeting constitutes a quorum. At a meeting of
   --------------------------------------------------------
   stockholders the presence in person or by proxy of stockholders entitled to cast [a majority] one-third of all the votes entitled to be cast on any
                     ---------
   matter with respect to which one or more classes or series of capital stock of the Corporation are entitled to vote as a separate class shall constitute
   ------------------
   a quorum of such separate class for action on that matter. Unless the
                                                              ----------
   charter, Maryland law, or the Investment Company Act of 1940 requires
   ---------------------------------------------------------------------
   otherwise, at a meeting of stockholders a majority (or a plurality in the
   -------------------------------------------------------------------------
   case of the election of directors) of all votes cast at the meeting at which
   ----------------------------------------------------------------------------
   a quorum is present is sufficient to approve any matter which properly comes
   ----------------------------------------------------------------------------
   before the meeting. Whether or not a quorum is present for any purpose [of
   -------------------                         --------------------------
   such a separate class for action on any such matter is present], a meeting of stockholders convened on the date for which it was called may be adjourned as to [that] any or all matters from time to time without further
                          ----------       -
   notice [by a majority vote of the stockholders of the separate class present in person or by proxy] to a date not more than 120 days after the original record date.

                                   EXHIBIT E

                    PRINCIPAL HOLDERS OF VOTING SECURITIES

   As of June 24, 2002, the following stockholders were known to the Company to own beneficially 5% or more of the Shares of a Fund:

Salomon Brothers Variable Capital Fund

                                                      Percentage of
Name and Address                           Shares      Outstanding
of Beneficial Owner                        Owned       Fund Shares
-------------------                     ------------- -------------
The Travelers Insurance Co............. 6,194,095.404    40.0236%
Attn: Shareholder Accounting 6MS
One Tower Square
Hartford, CT 06183

The Travelers Insurance Co............. 4,533,074.734    29.2908%
Attn: Shareholder Accounting 6MS
One Tower Square
Hartford, CT 06183

Nationwide Insurance Co................ 1,090,148.802     7.0441%
NWVA8
c/o IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029

Ameritas Variable Life Insurance Co....   922,657.790     5.9618%
Separate Account VA
Attn: Mary Burch
5900 O Street
Lincoln, NE 68510

First Citicorp Life Insurance Co.......   869,528.947     5.6185%
c/o Travelers Life & Annuity Co.
Attn: Shareholder Accounting
One Tower Square 6MS
Hartford, CT 06183

Ohio National Life Co..................   819,575.740     5.2958%
Attn: Dennis Taney
PO Box 237
Cincinnati, OH 45201-0237

Salomon Brothers Variable High Yield Bond Fund

                                                     Percentage of
Name and Address                           Shares     Outstanding
of Beneficial Owner                        Owned      Fund Shares
-------------------                      ----------- -------------
The Travelers Insurance Co.............. 809,861.106    39.6188%
Attn: Shareholder Accounting 6MS
One Tower Square
Hartford, CT 06183

The Travelers Insurance Co.............. 752,674.037    36.8212%
Attn: Shareholder Accounting 6MS
One Tower Square
Hartford, CT 06183

Nationwide Insurance Co................. 244,407.812    11.9566%
NWVA8
c/o IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029

First Citicorp Life Insurance Co........ 166,360.954     8.1385%
c/o Travelers Life & Annuity Co.
Attn: Shareholder Accounting
One Tower Square 6MS
Hartford, CT 06183

Salomon Brothers Variable Investors Fund

                                                       Percentage of
Name and Address                            Shares      Outstanding
of Beneficial Owner                         Owned       Fund Shares
-------------------                      ------------- -------------
The Travelers Insurance Co.............. 8,966,979.862    38.4385%
Attn: Shareholder Accounting 6MS
One Tower Square
Hartford, CT 06183

The Travelers Insurance Co.............. 6,651,370.196    28.5122%
Attn: Shareholder Accounting 6MS
One Tower Square
Hartford, CT 06183

GE Life & Annuity Assurance Co.......... 5,623,987.872    24.1082%
(GELAAC)
Attn: Variable Accounting
6610 W. Broad Street
Richmond, VA 23230

Salomon Brothers Variable Small Cap Growth Fund

                                                            Percentage of
Name and Address                                 Shares      Outstanding
of Beneficial Owner                              Owned       Fund Shares
-------------------                           ------------- -------------
The Travelers Insurance Co................... 1,392,496.704    76.0594%
Attn: Shareholder Accounting 6MS
One Tower Square
Hartford, CT 06183

The Travelers Insurance Co...................   438,305.263    23.9406%
Attn: Shareholder Accounting 6MS
One Tower Square
Hartford, CT 06183

Salomon Brothers Variable Strategic Bond Fund

                                                            Percentage of
Name and Address                                 Shares      Outstanding
of Beneficial Owner                              Owned       Fund Shares
-------------------                           ------------- -------------
GE Life & Annuity Assurance Co............... 3,497,645.474    58.4598%
(GELAAC)
Attn: Variable Accounting
6610 W. Broad Street
Richmond, VA 23230

The Travelers Insurance Co................... 1,562,554.366    26.1166%
Attn: Shareholder Accounting 6MS
One Tower Square
Hartford, CT 06183

The Travelers Insurance Co...................   525,591.317     8.7848%
Attn: Shareholder Accounting 6MS
One Tower Square
Hartford, CT 06183

Sun Life of Canada (U.S.)....................   377,451.101     6.3087%
Attn: Accounting Control
PO Box 9134
Boston, MA 02117

Salomon Brothers Variable Total Return Fund

                                                            Percentage of
Name and Address                                 Shares      Outstanding
of Beneficial Owner                              Owned       Fund Shares
-------------------                           ------------- -------------
The Travelers Insurance Co................... 4,980,124.533    58.3045%
Attn: Shareholder Accounting 6MS
One Tower Square
Hartford, CT 06183

GE Life & Annuity Assurance Co............... 1,622,367.137    18.9938%
(GELAAC)
Attn: Variable Accounting
6610 W. Broad Street
Richmond, VA 23230

Ohio National Life Co........................   540,885.950     6.3324%
Attn: Dennis Taney
PO Box 237
Cincinnati, OH 45201-0237

        VOTE BY TELEPHONE: 1-888-221-0697
        VOTE BY FACSIMILE: 1-877-226-7171
        VOTE BY INTERNET:  WWW.PROXYWEB.COM


*** CONTROL NUMBER: 999 999 999 999 99 ***

SALOMON BROTHERS VARIABLE SERIES FUNDS INC             ANNUAL MEETING OF STOCKHOLDERS - AUGUST 19, 2002
                                                       This Proxy is Solicited on Behalf of the Directors

INSURANCE COMPANY NAME PRINTS HERE
FUND NAME PRINTS HERE

The undersigned hereby appoints Heath B. McLendon, Robert A. Vegliante, Lewis
E. Daidone, William Renahan, Rosemary Emmens and Harris Goldblat, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Salomon Brothers Variable Series Funds Inc ("Company") to be held at the offices of Salomon Brothers Asset Management Inc, 388 Greenwich Street, 26th Floor, Conference Room I, New York, New York on Monday, August 19, 2002, at 3:30 p.m., and at any adjournments or postponements thereof, upon the matters set forth in the Notice of Meeting and Proxy Statement dated July 8, 2002 and upon such other matters properly coming before said Meeting.

Please indicate your vote by an "X" in the appropriate box on the reverse side. This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2 (including the nominees for Directors). Please refer to the Proxy Statement for a discussion of the Proposals.

                        --------------------------------------------------------
                         This proxy will serve as the voting instruction form by which the undersigned owner of a variable annuity or variable life insurance contract (each a "Contract") instructs the voting of the Company shares attributable to his or her Contract.
                        --------------------------------------------------------

                                   Dated: __________________ , 2002


                     -----------------------------------------------------------



                     -----------------------------------------------------------
                                              Signature
                          Please Sign, Date and Return this Proxy Promptly
                                    Using the Enclosed Envelope.

                     NOTE: Please sign your name exactly as your name appears on the Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

                                                                             VAR

         ______________________________________________________               ______________________________________________________
HAS YOUR                                                            DO YOU
ADDRESS  ______________________________________________________     HAVE ANY  ______________________________________________________
CHANGED?                                                            COMMENTS?
         ______________________________________________________               ______________________________________________________




Please fill in box(es) as shown using black or blue ink or a number 2 pencil. PLEASE DO NOT USE FINE POINT PENS. [X]


                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2
                                         (INCLUDING ALL NOMINEES FOR DIRECTOR).


1. Election of Directors                                                                       FOR         WITHHOLD   EXCEPTIONS
   (01) Carol L. Colman   (04) Dr. Riordan Roett   (06) R. Jay Gerken                        nominees      AUTHORITY
   (02) Daniel P. Cronin  (05) Jeswald W. Salacuse (07) Heath B. McLendon                    listed at     to vote
   (03) Leslie H. Gelb                                                                         left        for the
                                                                                                           nominees
                                                                                                            listed
   (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the                        at left
   "Exceptions" box to the right and write the nominee's number on the line below.)
                                                                                                ( )           ( )         ( )

   _________________________________________________________________________________            FOR         AGAINST     ABSTAIN

2. The approval of amendments to the Charter.                                                   ( )           ( )         ( )

                                                                                                ( )           ( )         ( )
3. In the discretion of the persons named as proxies. Upon any other business that may properly come before the Meeting.


                                   Please mark the box at right if you plan to attend.          ( )
                                                                                                              VAR

                           SCRIPT FOR TELEPHONE VOTING

OPENING:

When connected to the toll-free number, shareholder will hear:

--------------------------------------------------------------------------------
"Welcome. Please enter the control number located on the upper portion of your proxy card."
--------------------------------------------------------------------------------

When shareholder enters the control number, he/she will hear:

--------------------------------------------------------------------------------
"To vote as the Board recommends on all proposals, press 1 now. To vote on each proposal separately, press 0 now."

--------------------------------------------------------------------------------


OPTION 1: VOTING ALL PROPOSALS AS MANAGEMENT RECOMMENDS

If shareholder elects to vote as management recommends on all proposals, he/she will hear:

--------------------------------------------------------------------------------
"You have voted as the Board recommended. If this is correct, press 1. If incorrect, press 0."

--------------------------------------------------------------------------------

If shareholder presses 1, he/she will hear:

--------------------------------------------------------------------------------
"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."

--------------------------------------------------------------------------------

If shareholder presses 0 to indicate an incorrect vote, he/she will be returned to the "To vote as the" speech.

If shareholder elects to revote or vote another proxy, he/she is returned to the "Please enter the control number" speech (above). If shareholder elects to end the call, he/she will hear:

--------------------------------------------------------------------------------
"Thank you for voting."
--------------------------------------------------------------------------------

Call is terminated.

OPTION 2: VOTING EACH PROPOSAL SEPARATELY

If shareholder elects to vote each proposal separately, he/she will hear:

--------------------------------------------------------------------------------
"Proposal 1: To vote FOR all nominees, press 1. To WITHHOLD from all nominees, press 9. To WITHHOLD from an individual nominee, press 0. Make your selection now."
--------------------------------------------------------------------------------

If the shareholder votes FOR all nominees or WITHHOLDS from all nominees, the script moves to Proposal 2. If the shareholder elects to withhold from a specific nominee, he/she will hear:

--------------------------------------------------------------------------------
"Enter the two-digit number that appears in front of the nominee's name you DO NOT wish to vote for."
--------------------------------------------------------------------------------

And then,

--------------------------------------------------------------------------------
"Press 1 to withhold from another nominee or Press 0 if you have completed voting on nominees."
--------------------------------------------------------------------------------

When the shareholder has finished voting on Proposal 1, he/she will hear:

--------------------------------------------------------------------------------
"Proposal 2: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

When the shareholder has finished voting on Proposal 2, he/she will hear:

--------------------------------------------------------------------------------
"Your votes have been cast as follows (vote for each proposal is given). If this is correct, press 1. If incorrect, press 0."
--------------------------------------------------------------------------------

And then,

--------------------------------------------------------------------------------
"Proposal 3: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0."
--------------------------------------------------------------------------------

When the shareholder has finished voting on Proposal 3, he/she will hear:

--------------------------------------------------------------------------------
"Your votes have been cast as follows (vote for each proposal is given). If this is correct, press 1. If incorrect, press 0."
--------------------------------------------------------------------------------

If the shareholder presses 1, he/she will hear:

--------------------------------------------------------------------------------
"If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

If shareholder presses 0 to indicate an incorrect vote, he/she will be returned to the "To vote as the" speech.

If shareholder elects to revote the cancelled vote or vote another proxy, he/she is returned to the "Please enter the control number" speech (above). If shareholder elects to end the call, he/she will hear:

--------------------------------------------------------------------------------
"Thank you for voting."
--------------------------------------------------------------------------------


Call is terminated.